UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 1, 2018

Protective Insurance Corporation
(Exact Name of Registrant as Specified in Charter)

Indiana	0-5534	35-0160330
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Congressional Boulevard, Carmel IN		46032
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code 317-636-9800

Baldwin & Lyons, Inc.
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As previously reported, on May 8, 2018, the shareholders of Baldwin & Lyons, Inc. (the "Company") approved a proposal to amend Article I of the Company's Amended Articles of Incorporation (the "Articles") to change the name of the Company from Baldwin & Lyons, Inc. to Protective Insurance Corporation.   The amendment to the Articles was effective on August 1, 2018 by filing Articles of Amendment to the Articles with the Indiana Secretary of State.

The Company's Board of Directors approved amendments to the Company's Code of Bylaws (the "Bylaws") to reflect the change of the Company's name to Protective Insurance Corporation, which amendments were subject to and conditioned upon the effectiveness of the Articles of Amendment to the Articles. The Bylaws were amended effective August 1, 2018, upon the effectiveness of the Articles of Amendment to the Articles filed with the Indiana Secretary of State.  A restatement of the Bylaws, which includes the amendments referred to above, is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events

On August 1, 2018, the Company issued a press release announcing the effectuation of the Company's name change to Protective Insurance Corporation.   Concurrent with the name change, on August 1, 2018, the Company's Class A common stock and Class B common stock began trading on the Nasdaq Stock Market, LLC under their new ticker symbols "PTVCA" and "PTVCB," respectively, and ceased trading under the ticker symbols "BWINA" and "BWINB," respectively.

Item 9.01 Financial Statements and Exhibits

(d) The following items are filed as exhibits to this Current Report on Form 8-K:

Exhibit 3.2	Code of Bylaws of Protective Insurance Corporation, as amended effective August 1, 2018
Exhibit 99.1            Press release issued by the Company on August 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECTIVE INSURANCE CORPORATION

August 1, 2018                                                                          By:    /s/ W. Randall Birchfield
          W. Randall Birchfield,
          President, Chief Executive Officer &
          Chief Operating Officer